UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12

TAYLOR MORRISON HOME CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251 TAYLOR MORRISON HOME CORPORATION (TMHC) 2022 Annual Meeting Vote in advance by May 25, 2022 11:59 PM Eastern Time You invested in TAYLOR MORRISON HOME CORPORATION (TMHC) and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Vote Virtually at the Meeting* May 26, 2022 8:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/TMHC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D77459-P72105 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2022 8:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/TMHC2022 For complete information and to vote, visit www.ProxyVote.com Control #

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or email copy) and to vote on these important matters. 1. Election of Directors Nominees: 1c. Anne L. Mariucci 1a. Peter Lane 1d. David C. Merritt 1b. William H. Lyon 1e. Andrea Owen 1f. Sheryl D. Palmer 1g. Denise F. Warren 1h. Christopher Yip 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. Approval of the amendment and restatement of the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan. Our board has fixed the close of business on March 30, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of such stockholders will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/TMHC2022. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting. Board Recommends